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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                December 20, 2006

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                              PIER 1 IMPORTS, INC.
               (Exact name of registrant as specified in charter)


           Delaware                        1-7832                75-1729843
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)

                                100 Pier 1 Place
                             Fort Worth, Texas 76102
                     (Address of principal executive offices
                                  and zip code)

                                 (817) 252-8000
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b)).

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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Item 5.02       Departure of Directors or Certain Officers; Election of
                Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     E. Mitchell Weatherly, Executive Vice President, Stores for Pier 1 Imports, Inc. (Pier 1) will retire effective December 30, 2006. Upon Mr. Weatherly's retirement and until a new head of Store Operations is selected, David A. Walker will be responsible for Store Operations in addition to his continuing responsibilities as Executive Vice President, Logistics and Allocations of Pier 1.








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                PIER 1 IMPORTS, INC.


Date: December 20, 2006                         By: /s/ Michael A. Carter
                                                    ----------------------------
                                                    Michael A. Carter,
                                                    Senior Vice President and
                                                    General Counsel